SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                  September 30, 2007

Kaire Holdings, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                                                                     0-21384                                                                                      13-3367421
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(State or Other Jurisdiction                                              (Commission                                                                                (IRS Employer
of Incorporation)                                                                    File Number)                                                                         Identification No.)

7700 Irvine Center Drive, Suite 870, Irvine, California                                                                                                          92618
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(Address of Principal Executive Offices)                                                                                                                            (Zip Code)

Registrant's telephone number, including area code: (949) 861-3560
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c)).

The Registrant hereby amends Item 9.01 of its Form 8-K Report for May 15, 2007 as follows:

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business acquired

     Exhibit  1. The audited financial statements of H&H Glass for the periods ending December 31, 2005 and 2006.

     (b)  Pro forma Financial Statements information

     Exhibit  2.  The unaudited pro forma combined financial statements of Kaire Holdings,  Inc.  and H&H Glass for the year ended December 31, 2006 and the quarters ending March  31,  2007 and June 30, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Steven Westlund
Steven Westlund                                                                                                     October 3, 2007